UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2026

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-08462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GHM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2027 Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives. On June 1, 2026, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Graham Corporation (the “Company”) renewed and amended its Annual Long-Term Incentive Award Plan for Senior Executives (the “LTI Bonus Program”) for the fiscal year ending March 31, 2027 (“Fiscal 2027”) and approved grants of time-vesting restricted stock units (“RSUs”) and performance-vesting restricted stock units (“PSUs”) thereunder in the amounts set forth below to the Company’s named executive officers. All grants were made under the 2020 Graham Corporation Equity Incentive Plan (the “Plan”).

The RSUs granted to the Company’s named executive officers vest one-third on each of the first three anniversaries of the date of grant subject to continued employment through the vesting date.

Awards of PSUs vest on the third anniversary of the date of grant with 50% based upon the Company’s three-year average return on invested capital change metric and 50% based upon the Company’s three-year cumulative revenue growth metric with no payout if the results are below threshold. The PSUs will only vest if the recipient is still employed by the Company on the vesting date.

The number of shares of RSUs and PSUs awarded to the Company’s named executive officers under the LTI Bonus Program were determined using a Long-Term Incentive Percentage (the “L-T Percentage”) for each such officer. The Compensation Committee set the L-T Percentage for each of the Company’s named executive officers for Fiscal 2027 as follows: Daniel J. Thoren – 50%; Matthew Malone – 200%; and Christopher J. Thome – 70%. As previously disclosed, Alan Smith, effective April 1, 2026, retired from his position as Vice President and General Manager of Graham Manufacturing, and transitioned to an advisory role with the Company. As a result, Mr. Smith will not participate in the LTI Bonus Program or the Cash Bonus Program (as defined below) for Fiscal 2027. The number of RSUs awarded was determined by multiplying 50% of each named executive officer’s base salary in effect on the date of grant by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s common stock on the NYSE on the date of grant. The number of PSUs was determined by multiplying 50% of each named executive officer’s base salary in effect on the date of grant by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s common stock on the NYSE on the date of grant.

Named Executive Officer	Number of RSUs Granted	Number of PSUs Granted(1)
Matthew Malone President and Chief Executive Officer	6,036	12,072
Daniel J. Thoren Executive Chairman	629	1,258
Christopher J. Thome Vice President – Finance, Chief Financial Officer and Chief Accounting Officer	1,408	2,816

(1)	Represents the maximum number of PSUs that may be earned if the maximum level of performance is achieved.

The foregoing descriptions of the LTI Bonus Program in effect for Fiscal 2027 does not purport to be complete and is qualified in its entirety by the LTI Bonus Program a copy of which is attached to this Current Report on Form 8–K as Exhibit 10.1 and is incorporated herein by reference.

Fiscal 2027 Annual Executive Cash Bonus Program. On June 1, 2026, the Company also amended the Company’s Annual Executive Cash Bonus Program (the “Cash Bonus Program”) for Fiscal 2027. The target bonus levels under the Cash Bonus Program at 100% attainment of both Company and personal objectives are as follows: Daniel J. Thoren – 50% of base salary; Matthew Malone – 100% of base salary; and Christopher J. Thome – 70% of base salary. Each named executive officer will be eligible to receive anywhere from 0% to 200% of his target bonus level depending on the attainment of such objectives. A summary of the performance goal weightings for the Company’s named executive officers for Fiscal 2027 is as follows:

Adjusted EBITDA	Bookings	Safety Goals(1)	Personal Goals
40%	20%	20%	20%

(1)

For Messrs. Thoren, Malone and Thome the Safety Goals shall be based on the consolidated total recordable incident rate, subject to a minimum threshold achieved for each business unit and subject to the discretion of the Board upon the occurrence of a catastrophic safety event.

The foregoing descriptions of the Cash Bonus Program in effect for Fiscal 2027 does not purport to be complete and is qualified in its entirety by the Cash Bonus Program a copy of which is attached to this Current Report on Form 8–K as Exhibit 10.2 and is incorporated herein by reference.

Annual Stock-Based Grant to Non-Employee Directors. Also on June 1, 2026, the Compensation Committee approved the grant of RSUs under the Plan in the amounts set forth below to the Company’s non-employee Directors.

Director	Number of RSUs Awarded
James J. Barber, Ph.D.	905
Cari L. Jaroslawsky	905
Jonathan W. Painter	905
Lisa M. Schnorr	905
Troy A. Stoner	905
Mauro Gregorio	905

The number of RSUs awarded to each of the Company’s non-employee Directors was determined by dividing $90,000 by the closing price of the Company’s common stock on the NYSE on the date of grant. The closing price of the Company’s common stock on the NYSE on June 1, 2026 was $99.41 per share.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

#10.1	Graham Corporation Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives in effect for the fiscal year ending March 31, 2027

#10.2	Graham Corporation Annual Executive Cash Bonus Program in effect for Company’s named executive officers for the fiscal year ending March 31, 2027

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: June 5, 2026	By:	/s/ Christopher J. Thome
Christopher J. Thome
Vice President – Finance, Chief Financial Officer and Chief Accounting Officer